Exhibit 10.1 - Stock Purchase Agreement Between Amcast Industrial
            Corporation and Izumi Industries, LTD Dated May 31, 2001
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                            STOCK PURCHASE AGREEMENT

                                      Among

                          AMCAST INDUSTRIAL CORPORATION
                                   AS "BUYER"
                                       And

                             IZUMI, INDUSTRIES, LTD.
                             A JAPANESE CORPORATION
                                   AS "SELLER"
                            DATED AS OF MAY 31, 2001

                            STOCK PURCHASE AGREEMENT

                THIS STOCK PURCHASE AGREEMENT is made as of May 31, 2001 between AMCAST INDUSTRIAL CORPORATION, an Ohio corporation ("Buyer"), and IZUMI
INDUSTRIES, LTD., a Japanese corporation, hereinafter referred to as the "Seller" (the "Seller"), under the following circumstances:

                A. Seller owns all of the issued and outstanding capital stock of Izumi, Inc., a Delaware corporation (the Stock).

                B. Seller desire to sell, and Buyer desires to purchase 100% of the issued and outstanding Stock upon the terms and conditions hereinafter set forth;

                NOW,THEREFORE, Seller and Buyer agree as follows:

                 Section 1. Definitions. For the purpose of this Agreement, any amendments hereto and any Exhibit attached hereto or Schedule described herein, and in addition to terms defined elsewhere herein, the following terms shall have the following meanings, except as otherwise expressly provided or unless the context otherwise requires:

                 1.01 "Affiliate" of a named party means any entity in control of, controlled by, or under common control with such named party.

                 1.02 "ACT" means Amcast Casting Technologies Inc. an Indiana Corporation and subsidiary of Amcast Industrial Corporation

                 1.03 "Asahi Bank Loan" means the portion of the loan to CTC made under the terms of that certain Creditor and Intercreditor Agreement among CTC, Asahi Bank, and National Bank of Detroit dated July 28, 1995 as amended and superseded by that certain Creditor and Intercreditor Agreement among the same parties and dated August 25, 1999 (the "Credit Agreement").

                 1.04 "Bank Debt" The Debt owed by CTC pursuant to the Creditor Agreement or any bank loan, or credit agreement which replaces the Credit Agreement, or any additional credit, provided such loan or credit is extended solely for the purpose of the property, plant inventory, and working capital of CTC.

                 1.05 "Buyer" means Amcast Industrial Corporation, an Ohio corporation.

                 1.06 "Closing" means the closing for which provision is made in Section 3.

                 1.07  "Closing Date" means the date of the Closing.

                 1.08 "Code" means the Internal Revenue Code of 1986, as amended.

                 1.09  "Company" shall mean Izumi, Inc..

                 1.10 "CTC" means Casting Technology Company, an Indiana Joint Venture partnership in which ACT and the Company are the partners.

                 1.11  "Effective Time" means 12:01 a.m. June 1, 2001.

                 1.12 "Employee Plans" means all employee benefit plans of any kind or nature.

                 1.13 "Environmental Laws" shall mean any federal, state or local law, statute, ordinance, rule, regulation or code, and any license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any Governmental Entity to which the Company or any property owned, leased, occupied or used by the Company is a party or subject, related to
(i) the protection, preservation or restoration of the environment, and/or (ii) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Substances.

                 1.14 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                 1.15 "Exhibit" means any of the exhibits attached to and made a part of this Agreement.

                 1.16 "Financial Statement" means, in respect of a time period, the income statement, balance sheet, and statement of changes in equity for the period.

                 1.17  "Governmental  Entity"  means  any  court,   governmental
authority or other regulatory or administrative agency or commission, domestic or foreign.

                 1.18  "Izumi  Receivables"  means those accounts owed by CTC
(i) to the Company, in connection with services and supplies provided in the ordinary course of business and (ii) to Seller pursuant to that certain Amended Royalty Agreement between Buyer, Seller and CTC dated September 3, 1997 ("Royalty Agreement").

                 1.19  "Leased  Real   Property"   means  the  land,   building,
structures, or other real property listed at Schedule 1.32 as currently being leased by the Company.

                 1.20 "Permits" means foreign, federal, state, local and other governmental licenses, permits, approvals and authorizations which relate to, or are necessary to conduct the Business.

                 1.21  "Purchase Price" shall have the meaning ascribed to it at
Section 2.02.

                 1.22 "Records" means, in the case of the Company, all books and records of the Company.

                 1.23 "Schedule" means any of the Schedules listed in the Table of Contents to this Agreement.

                 1.24 "Security Interest" means any pledge, security interest, lien, charge, encumbrance, option, or restriction on transfer.

                 1.25 "Tax(es)" means all taxes, charges, fees, levies, tariffs or other assessments imposed by any federal, state, local, or foreign taxing authority, including, without limitation, income, add-on or alternative minimum, estimated, excise, property, sales, use, transfer, payroll, license, employment, production, gross receipts, environmental (including Section 59A of the Code), windfall profits, value-added, severance, withholding, capital stock and franchise taxes (including any interest, penalties or additions attributable to or imposed on or with respect to any such assessment), including any obligation to indemnify or otherwise assume or succeed to the Tax liability of another person.

                1.26 "Tax Return(s)" means any return, report, information return, or other document (including any related or supporting information) filed by or required to be filed by the Company with any federal, state, local, or foreign governmental entity or other authority in connection with the determination, assessment or collection of any Taxes or the administration of any laws, regulations or administrative requirements relating to any Taxes, including, without limitation, federal income tax returns of Izumi, Inc., declarations of estimated tax and tax reports required to be filed with respect to the Company or any of its respective income, properties or operations.

                  Section 2. Purchase and Sale of Izumi, Inc.
                  ---------------------------------------------

                   2.01 Purchase. Subject to the terms and conditions of this Agreement, Seller shall

                  (a) sell, convey, assign, transfer and deliver the Stock, free and clear of any Security Interest, to Buyer, and Buyer shall purchase and acquire from Seller the Stock at the Closing.

                   (b) provide a release of CTC, Buyer, ACT, and the Company from the Asahi Bank Loan, in form, reasonably satisfactory to Buyer

                   (c) provide a release and discharge of CTC, Act, and the Company from the Izumi Receivables reasonably satisfactory to Buyer

                  2.02 Purchase Price. In consideration for the Stock, Buyer agrees to pay Seller the following:

                  (a) $2,000,000, to be paid in United States Dollars in cash at closing

                  (b)      $2,000,000, to be paid in accordance with Section
                           2.03 below (the "Deferred Purchase Price").

                  (c) An additional amount to be calculated and paid as described in Section 2.04 below (the "Contingent Compensation").

                  2.03 Deferred Purchase Price. The Deferred Purchase Price shall be paid in five equal annual installments, with the first such installment to be paid on May 21, 2002. The Deferred Purchase Price shall be evidenced by a promissory note from Buyer in the form attached hereto as
  Exhibit 2.03 (the "Note"). No interest shall accrue on the Deferred Purchase Price so long as there is no default under the Note. If there is default under the Note, interest shall accrue as provided therein. In addition;

                (a)          If CTC (or its  successor in  interest)  completely
                    discontinues  and  abandons  the  technology   described  in
                    Section 1.00(a) of that certain License Agreement between Buyer, Seller and CTC, dated on even date herewith, and any technology materially derived therefrom (collectively, the "Licensed Technology"), then Buyer shall be relieved from the obligations to make additional installment payments under the Note. Payment obligations under the Note shall not cease until Seller receives written notice ("Discontinuation Notice") of the discontinuation and abandonment of the Licensed Technology (regardless whether such discontinuance and abandonment in fact have occurred prior to the date Seller receives the Discontinuance Notice). In addition to any other payments then due hereunder, Buyer shall also promptly pay Seller a pro-rated amount based on the period between the date the last installment payment was due hereunder and the later of the date (i) the Discontinuation Notice is received by Seller, and (ii) the actual date use of the Licensed Technology is discontinued and abandoned. Upon issuance of a Discontinuation Notice, Buyer shall afford Seller reasonable access to facilities and records to verify such discontinuation. Any disagreement in respect to a Discontinuation Notice shall be resolved as provided in
                    Section 11.07 of this Agreement. If, in conjunction with the Discontinuation Notice, CTC discontinues all of its other business operations, and CTC has insufficient funds to pay all of CTC's debts, the Final Payment shall be paid to Holder after the Bank Debt and the trade debt of CTC
                    (excluding debt owed to CTC by Amcast or any of its Affiliates, is paid in full.

                (b)          All principal  under the Note,  and all accrued and
                    unpaid interest thereon ("Balance"), shall become immediately due and payable (x) if the Licensed Technology or the use thereof is sold, licensed, or otherwise transferred to anyone other than Buyer, (y) upon the sale or transfer of substantially all of the assets of CTC (or, if CTC is consolidated into or merged with Buyer or an Affiliate thereof, then upon the sale or transfer of substantially all of the assets of the division or entity comprising the successor to CTC) to an entity other than Buyer, or (z) if Buyer (or any Affiliate of Buyer) ceases to be a general partner, or own in excess of 50% of CTC. The Balance will be paid to Seller only to the extent the value of the consideration received by Buyer or any Affiliate thereof exceeds the sum of the Bank Debt and the trade debt of CTC (excluding debt owed to CTC by Buyer or any of its Affiliates). If the entire Balance is not paid pursuant to this provision, the remaining Balance shall be paid as provided in the first paragraph of this Section 2.03. Buyer shall give Seller written notice in reasonable detail of the foregoing events within ten (10) days of the occurrence and shall afford Seller reasonable access to facilities and records to verify Buyer's representation.

                  2.04  Contingent  Compensation.  If  Buyer  or  any  Affiliate
  thereof shall agree during the two years following Closing to sell substantially all of the assets and the business of CTC, or a percentage of the ownership of CTC, then Seller shall receive additional compensation ("Contingent Compensation") equal to a percentage of the Net Adjusted Profit (as defined below) from such sale. "Net Adjusted Profit" means the amount by which the Profit (as defined below) from such sale exceeds (i) in the first year following Closing, $100,000 per one percent of the equity of the Company, and (ii) in the second year following Closing, $164,000 per one percent interest of the equity of the Company. "Profit" means the amount, if any, by which the proceeds from the sale exceed the total of the Bank Debt of CTC, plus the trade debt of CTC (but excluding any debt owed to Amcast or any affiliate thereof), plus unpaid principal and interest due under the Note.

                  (a) By way of example, CTC is sold for $36,000,000 in the first year following Closing, and the balance due Izumi under its note is $2,000,000, and

                                    $36,000,000  Bank
                                    (15,000,000) Debt
                                    ( 4,000,000) Trade Debt
                                    ( 2,000,000) Izumi Note
                                    ------------
                             Balance 15,000,000

                                    $15,000,000
                                    (10,000,000) Minimum Profit Requirement
                                    ------------
                                  $   5,000,000

                           Izumi will receive .40 ($5,000,000) or $2,000,000.


                  Section 3. Closing.
                  -------------------

                  3.01 Closing The Closing shall take place at the offices of Buyer at 10:00 a.m., local time, on May 31, 2001 or by such other method as the parties may agree.

                  3.02 Seller's Deliveries. At the Closing, Seller shall, (subject to Buyer's fulfillment of the conditions set forth in Section 3.03) or Seller's waiver thereof, and subject to fulfillment of the conditions set forth in Section 3.04), deliver to Buyer:

                  (a) certificates representing all of issued and outstanding Stock, registered in the name of the respective Seller, duly endorsed by the Seller for transfer to Buyer or accompanied by stock transfer powers to Buyer of the Stock duly executed by Seller and with any requisite tax transfer stamps or other documents attached, with each certificate being free and clear of any Security Interest;

                 (b) evidence satisfactory to Buyer in its reasonable discretion that CTC is released from liability for all Izumi Receivables as of the Closing.

                 (c) evidence satisfactory to Buyer in its reasonable discretion of the full and complete release of CTC, ACT, the Company, and Buyer from the Asahi Bank Loan.

                 (d) except as otherwise directed by Buyer, resignations of each director and officer of the Company effective as of the Effective Time;

                 (e) a certificate of the Secretary of the Company certifying as to the officers and directors of the Company.

                 (f) a true copy of the Certificate of Incorporation of the Company and all amendments thereto, with original certification by the Secretary of State or other appropriate agencies in the state or jurisdiction of incorporation of the Company and

                 (g) a true copy of the Bylaws of the Company as in effect on the Closing Date;

                 (h) certificates of good standing, dated no earlier than 60 days prior to the Closing Date, with respect to the Company from the Secretary of State of the State of Indiana and Delaware;

                 (i)         a list of all employees of the Company,

                 (j) all minute books and stock transfer records of the Company; and

                 (k)         the fully executed License Agreement in the form of
                             Exhibit 3.02(k) under which Izumi licenses the Technology to CTC

                 (l) The Financial Statements as of the end of the most recent fiscal year of the Company.

                3.03 Buyer's Deliveries. At the Closing, Buyer shall (subject to Seller's fulfillment of the conditions set forth in Section 3.02 or Buyer's waiver thereof) deliver to the Seller:

                 (a)       $2,000,000 U.S. dollars,

                 (b)       the fully executed Note,

                 (c) copies of all resolutions of Buyer's Board of Directors authorizing the transactions contemplated hereby or otherwise relating to this Agreement and the transactions contemplated hereby, certified by the Secretary of Buyer as being in full force and effect on the Closing Date.

                  Section 4. Representations and Warranties of Seller.
                  ---------------------------------------------------
                 Seller represents and warrants the following to Buyer as of the date of this Agreement:

                 4.01 Organization; Good Standing; and Qualification. Seller is a corporation duly organized, validly existing and in good standing under the laws of the country of Japan, with the corporate power and authority to conduct its business and to own and lease its properties and assets.

                 4.02 Corporate Authority. Seller has the corporate power and authority to execute, deliver and carry out the terms of this Agreement and the other agreements and instruments to be executed and delivered by it in connection with the transactions contemplated hereby and thereby and has taken all necessary corporate action, including approval by its Board of Directors, to authorize the execution and delivery of this Agreement and such other agreements and instruments and the consummation of the transactions contemplated hereby and thereby. This Agreement is, and the other agreements and instruments to be
executed  and   delivered  by  Seller  in  connection   with  the   transactions
contemplated hereby and thereby will be, the legal, valid and binding obligations of Seller, enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or from time to time affecting the enforcement of creditors' rights generally and except that the enforceability of Seller's obligations is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                 4.03 No Violation. Neither the execution and delivery of this Agreement or the other documents and instruments to be executed and delivered by Seller pursuant hereto, nor the consummation by Seller of the transactions contemplated hereby or thereby (a) will violate any provision of its Articles of Incorporation or Code of Regulations, (b) will violate or be in conflict with any applicable law or any judgment, decree, injunction or order of any Governmental Entity, or (c) subject to obtaining the consents set forth on
Schedule 4.07, will violate or conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under or will result in the termination of, or accelerate the performance required by, or result in the creation of any Security Interest, upon any of the assets of Seller under any term or provision of the Articles of Incorporation or Code of Regulations Bylaws of Seller or of any contract, commitment, understanding, arrangement, agreement, order, arbitration award, judgment, decree or restriction of any kind or character to which Seller is a party or by which Seller or any of its assets or properties may be bound or affected, other than violations or conflicts which would not have a material adverse effect on Seller.

                 4.04 Title to the Stock. The Seller has title to the Stock free and clear of any Security Interest and the Seller will convey, or cause to be conveyed, to Buyer good and valid title to the shares of common stock the Company free and clear of any Security Interest.

                4.05 Litigation. There are no claims, actions, suits or proceedings pending or, threatened against or affecting Seller, at law or in equity, or before any Governmental Entity which may impair Seller's ability to perform this Agreement.

                4.06 Authorization and Validity of the Shares. The Stock has been duly authorized, validly issued and is fully paid and nonassessable.

                4.07 Consents. Except as set forth in Schedule 4.07, no authorization, consent, approval, order or filing with or notice to any Governmental Entity or another entity or person, is necessary for the execution and delivery of this Agreement or any other agreement or document to be delivered by Seller or the consummation by Seller of the transactions contemplated hereby or thereby.


                  Section 5. Representations and Warranties of Seller in Regard to the Company.
                  --------------------------------------------------------------

                  Subject  to the  limitations  set  forth  at the  end of  this
Section 5, Seller represents and warrants the following to Buyer as of the date of this Agreement:

                  5.01 Ownership of Assets. Other than its partnership share of CTC, the Company neither owns nor leases any other asset of any kind or nature including but not limited to real property, machinery and equipment, inventory, receivables, intellectual property, contract rights or claims. The Company has never owned or leased any other assets except for its partnership share of CTC.

                  5.02 Litigation. Schedule 5.02 sets forth every investigation, action, suit, arbitration, or other legal proceeding, including proceedings relating to, or arising under Environment Laws (herein "Legal Proceeding"), which involves the Company which is presently pending, or, is threatened against the Company. The Company is not in violation of any judgment, decree, injunction or order outstanding against it.

                  5.03 Indebtedness. Except insofar as the Company has any obligation for indebtedness of CTC, as of the Closing date, the Company has no indebtedness of any kind or nature

                  5.04     Contracts; Powers of Attorney.

                  (a) Schedule 5.04 is a true and complete list of all Contracts of the Company. Seller has delivered to Buyer true and complete copies of each Contract listed on Schedule 5.04. Except as set forth on
                           Schedule 5.04, the Company is not in default in any respect under any Contract and no condition or state of facts exists which, with notice or the passage of time, or both, would constitute such a default

                  (b) Except as set forth on Schedule 5.04, there are no persons holding powers of attorney from the Company

                  5.05     Environmental Compliance.

                  (a) Compliance with Environmental Law. Except as set forth in Schedule 5.05, the Company is operating its business in compliance with all applicable Environmental Laws.

                  5.06 Compliance  with Laws and Orders.  Except as disclosed in
Schedule 5.06, the Company is operating its business in compliance with all laws, ordinances, regulations judgments, orders, decrees, licenses or permits of any Governmental Entity.

                  5.07 Permits and Licenses. Except as set forth in Schedule 5.07, the Company has no permits, licenses, orders and approvals of any federal, state, local, and foreign governmental or regulatory bodies required for the Company to carry on the Business as presently conducted and none are required.

                  5.08 Employee Plans. The Company has no employees or Employee Plans and has never had any employees or Employee Plans.

                  5.09 Business Interest. Other than its partnership interest in CTC, the Company has no ownership interest of any kind or nature in any other corporation, partnership, joint venture, or other business.

                  Seller's representations and warranties herein are limited to itself and the Company only and include no other entities. By way of illustration and not limitation, the representations and warranties in Section 4, 5 and 6 are not made on behalf or in respect of CTC.

                  Section 6.  Taxes.
                  -----------------

                  6.01 (a) Except as set forth on Schedule 6.01, the Company has filed all Tax Returns that are required to be filed and all such Tax Returns are correct and complete in all material respects; (b) the Company paid all Taxes with respect to operations through the Closing Date, (c) the Company is not currently the beneficiary of any extension of time within which to file any Tax Return (d) there is no dispute or claim concerning any Tax liability of the Company, (e) there is no expectation that any authority will assess any additional Taxes against the Company that will materially adversely affect the financial condition of the Company.

                  6.02 Schedule 6.02 lists (a) all jurisdictions in which the Company is required to file Tax Returns, (b) all Tax Returns filed with respect to the Company for tax years ending after 1994, (c) "Tax Returns" shall mean all returns relating to income, property, and sales and use taxes and forms 940 and 941; and (d) indicate those Tax Returns that are the subject of an audit currently, the Company has delivered to Buyer correct and complete copies of all Tax Returns for tax years ending after 1994, and related examination reports, and statements of deficiencies assessed against or agreed to by the Company for tax years ending after 1994.

                  6.03 All elections with respect to Taxes that have been made by the Company for tax years ending after 1994 are included with copies of Tax Returns provided to Buyer pursuant to Section 6.02 of this Agreement.

                  6.04 Except as otherwise set forth on Schedule 6.04, the Company has not waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a tax assessment or deficiency.

                  Section 7.  Representations and Warranties of Buyer.
                  ---------------------------------------------------
                  Buyer hereby represents and warrants the following to Seller as of the date of this Agreement:

                  7.01 Organization; Good Standing; and Qualification. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, with the corporate power and authority to conduct its business and to own and lease its properties and assets.

                  7.02 Corporate Authority. Buyer has the corporate power and authority to execute, deliver and carry out the terms of this Agreement and the other agreements and instruments to be executed and delivered by it in connection with the transactions contemplated hereby and thereby and has taken all necessary corporate action, including approval by its Board of Directors, to authorize the execution and delivery of this Agreement and such other agreements and instruments and the consummation of the transactions contemplated hereby and thereby. This Agreement is, and the other agreements and instruments to be executed and delivered by Buyer in connection with the transactions contemplated hereby and thereby will be, the legal, valid and binding obligations of Buyer, enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or from time to time affecting the enforcement of creditors' rights generally and except that the enforceability of Buyer's obligations is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  7.03 No Violation. Neither the execution and delivery of this Agreement or the other documents and instruments to be executed and delivered by Buyer pursuant hereto, nor the consummation by Buyer of the transactions contemplated hereby or thereby (a) will violate any provision of its Articles of Incorporation, Code of Regulations or by laws, (b) will violate or be in conflict with any applicable law or any judgment, decree, injunction or order of any Governmental Entity, or (c) subject to obtaining the consents set forth on
Schedule 7.04, will violate or conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under or will result in the termination of, or accelerate the performance required by, or result in the creation of any Security Interest, upon any of the assets of Buyer under, any term or provision of the Articles of Incorporation, Code of Regulations or Bylaws of Buyer or of any contract, commitment, understanding, arrangement, agreement, order, arbitration award, judgment, decree or restriction of any kind or character to which Buyer is a party or by which Buyer or any of its assets or properties may be bound or affected, other than violations or conflicts which would not have a material adverse effect on Buyer.

                  7.04 Consents. Except as set forth in Schedule 7.04, no authorization, consent, approval, order or filing with or notice to any Governmental Entity or another entity or person, is necessary for the execution and delivery of this Agreement or any other agreement or document to be delivered by Buyer or the consummation by Buyer of the transactions contemplated hereby or thereby.

                  7.05 Litigation. There is no order, judgment or decree of any Governmental Entity, by which Buyer is bound and no action, suit or other legal, administrative or arbitration proceedings or investigations before any Governmental Entity is pending or, to Buyer's knowledge, threatened, which, in each case, would prohibit the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                  Section 8.  Additional Agreement and Covenants.
                  ----------------------------------------------

                  8.01 Further Assurances. Each party shall, at the request of the other party, do and perform or cause to be done and performed all such further acts and furnish, execute and deliver such other documents, instruments, certificates, notices or other further assurances as counsel for the requesting party may reasonably request, from time to time, to consummate more effectively the transactions contemplated by this Agreement or to vest in Buyer all of Seller's right, title and interest in the Company. Further, Buyer shall provide Seller with documents and information which may reasonably be required for the preparation of tax returns.

                  8.02 Expenses. Except as otherwise provided in this Agreement, each party will pay all fees and expenses incurred by it in connection with this Agreement and the transactions contemplated hereby.

                  Section 9. Survival of Representations and Warranties

                  9.01     Survival of Representations and Warranties.

                 (a) All representations and warranties made by Seller to Buyer or Buyer to Seller in this Agreement shall survive the Closing Date and continue until May 31, 2004.

                  Section 10.  Indemnity.
                  -----------------------

                  (a) Indemnification of the Buyer Group. Subject to the terms and conditions of this Section 10, Seller hereby agrees to indemnify, defend and, hold harmless Buyer, the Company, and each of their respective Affiliates, directors, officers and employees and the successors and assigns of any of them (the "Buyer Group") at any time after the Closing from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses (including, without limitation, reasonable fees and expenses of counsel) (collectively, "Damages"), asserted against, resulting to, imposed upon or incurred by any member of the Buyer Group, directly or indirectly, by reason of or resulting from:

                                    (i)     a breach of any representation or
                                            warranty of Seller contained in or
                                            made pursuant to this Agreement;

                                    (ii)    a breach by Seller of any covenant,
                                            agreement or obligation of Seller
                                            contained in or made pursuant to
                                            this Agreement

                  (b) Indemnification of Seller. Subject to the terms and conditions of this Section 10, Buyer hereby agrees to indemnify, defend and hold harmless Seller, its affiliates, officers, directors, and employees and the successors and assignees of any of them (the Seller Group) at any time after the Closing, from and against all Damages asserted against, resulting to, imposed upon or incurred by any Seller Group, directly or indirectly, by reason of or resulting from:

                                    (i)     a breach of any representation or
                                            warranty of Buyer contained in or
                                            made pursuant to this Agreement; or

                                    (ii)    the breach by Buyer of any covenant,
                                            agreement or obligation of Buyer
                                            contained in or made pursuant to
                                            this Agreement

                                    (iii)   all   liabilities,    expenses   and
                                            damages of whatever kind and nature,
                                            relating  to CTC, at any time either
                                            before or after  Closing  including,
                                            but not limited to, all bank debt.

                                    (iv)    all   liabilities,    expenses   and
                                            damages,   of   whatever   kind  and
                                            nature,  arising out of or under the
                                            Partnership  Agreement,  the  Credit
                                            Agreement,     and    the    Royalty
                                            Agreement,   and   all   leases   of
                                            equipment in respect of CTC.

                 Section 11.        Miscellaneous.
                                   ----------------

                  11.00 Termination of Certain Agreements. The parties hereby agree that

                  (a) the Joint Venture Partnership Agreement by and Between Buyer and Seller, and dated April 14, 1994 ("JV Agreement") shall be terminated effective as of the Closing Date and be of no further force and effect; provided, however, this shall not relieve the parties of their rights and obligations under the JV Agreement prior to the termination.

                  (b) The parties also agree that the Agreement for Dispatch of Designee(s) made January 1, 1997, between Seller and CTC will be terminated following the return of Hiroshi Ariji to Japan.

                  (c) Buyer shall use its best efforts to obtain, as soon as possible, a termination of the Seller's guarantee of that equipment lease between PNC Leasing Corp. (as lessor) and CTC (as lessee).

                 11.01 Assignment; No Third-Party Rights. This Agreement shall be binding upon and shall inure to the benefit of, and be enforceable by, the parties hereto and their permitted successors and assigns. This Agreement may not be assigned by either party without the prior written consent of the other, except Buyer may, with the prior written consent of Seller which will not be unreasonably withheld, assign the rights of Buyer hereunder to take title to the Stock to any Affiliate of Buyer. No assignment of this Agreement shall relieve the assigning party of responsibility for the performance of any of its obligations hereunder. Nothing herein is intended to, nor shall it, create any rights in any person other than the parties hereto.

                11.02 Entire Agreement. This Agreement and the agreements to be executed in connection herewith set forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof. All Schedules and Exhibits and any documents and instruments delivered pursuant to any provisions hereof are expressly made a part of this Agreement as fully as though completely set forth herein.

                 11.03 Section and Other Headings; Number. The section and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Words used in this Agreement in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

                 11.04 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) on the date of service if served personally on the party to whom notice is to be given, (b) on the day of transmission if sent via facsimile transmission to the facsimile number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission,
(c) on the day after delivery to Federal Express or similar overnight courier or the Express Mail service maintained by the United States Postal Service, or (d) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by registered or certified mail, postage prepaid and properly addressed, to the party as follows:

                 If to Buyer:

                         Amcast Industrial Corporation
                         7887 Washington Village Drive
                         Dayton, Ohio 45459
                         Telephone: 937/291-7000
                         FAX: 937/291-7007
                         Attention: President and CEO

                         and additional copy to:

                         Attention:     Secretary

                  If to Seller:

                           Izumi Industries, Ltd.
                           1, Izumi-cho
                           Kawagoe,
                           Saitama 35-0026 Japan
                           Attention:  President

                           and additional copy to:

                           John H. Sharpe, Esq.
                           Sommer & Barnard, PC
                           111 Monument Circle, #4000
                           Indianapolis, IN  46204-5198

or to such other address as the person to whom notice is to be given may have previously furnished to the other in writing in the manner set forth above.

                  11.05 Law Governing. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Indiana without regard to its conflict of law rules.

                  11.06 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

                  11.07    Resolution of Disputes.

                  (a) In the event of a dispute between the parties arises under the terms of this Agreement involving an issue other than payment of amounts due under Section 2 hereof, either party may send to the other a letter of dispute setting forth in particular the subject matter of the dispute ("Disputed Matter"). The parties shall meet in Indianapolis, Indiana or at such place as may be mutually agreeable to them, not later than twenty days after the date of the receipt of the letter of dispute for the purposes of negotiating a settlement of the Disputed Matter.

                  (b) In the event that either party determines after compliance with Section 11.07(a) that the Disputed Matter cannot be resolved by the parties, the Disputed Matter shall be submitted to binding arbitration before a panel of three arbitrators in Chicago, Illinois in accordance with the Commercial Arbitration Rules of the American Arbitration Association; provided, however, that (a) the parties may engage in prehearing discovery to the full extent provided in the Federal Rules of Civil Procedure, and (b) evidentiary rules contained in the Federal Rules of Civil Procedure shall govern the submission of evidence at the arbitration hearings. Judgment upon the award by the arbitrators shall be final and binding and not appealable and may be entered in any court having jurisdiction thereof. As part of such award the arbitrators may establish their fee and expenses in connection therewith. The fees and expenses of the arbitrators shall be apportioned between the parties by the arbitrators in accordance with the findings and results of the arbitration.

                  11.08 Prohibition on Use of "Izumi.." CTC and Buyer, their Affiliates, and the Buyer Group agree they will not use the name "Izumi," or any name derived materially therefrom, in any manner. The parties agree that the damage resulting to Seller as a result of violation of this provision would be difficult to determine, and agree that Seller may rightfully seek injunction or other equitable relief to enforce this subsection.

         IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed as of the date first above written.

                                    "Buyer"

                                    AMCAST INDUSTRIAL CORPORATION

                                    By: /s/ Denis Daly
                                       -----------------------------------------

                                    "Seller"




                                    IZUMI INDUSTRIES, LTD

                                    By: /s/ Hiroshi Ariji
                                       -----------------------------------------

                                  Schedule 4.07

                           Seller's Required Consents


         1.       Consent or waiver by the Banks under the Credit Agreement.

                                  Schedule 5.02

                         Litigation Against the Company



         None.

                                  Schedule 5.04

                            Contracts of the Company



         None.

                                  Schedule 5.05

                            Environmental Complaints



         None.

                                  Schedule 5.07

                                 Company Permits



         None.

                                  Schedule 6.02

                         Tax Jurisdiction of the Company



         1.       United States of America

         2.       State of Indiana

         3.       State of Delaware

                                  Schedule 6.07

                       Certain Tax Matters of the Company



         None.

                                  Schedule 6.1

                                   Tax Matters



         1. The filing date for the Company's federal tax returns for 2000 have been extended to September 1, 2001.

                                  Schedule 7.04

                            Buyer's Required Consents


         1.     Consent of Buyer's lenders under certain LIFO Lending Agreement.







































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